Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Crystal Coranes, the Chief Executive Officer of Oryon Holdings, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.           The Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended October 31, 2011 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 23, 2012

/s/ Crystal Coranes
Name: Crystal Coranes
Title: Chief Executive Officer
(Principal Executive Officer)